                                                                    Exhibit 99.2

                                    Statement

     Pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S)1350, the undersigned officer of Appleton Papers Inc. (the "Company"), hereby certifies that:

     (1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2002


                                         /s/ Dale E. Parker
                                         ---------------------------------------
                                         Name:  Dale E. Parker
                                         Title: Vice President and Chief
                                                Executive Officer